SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): October 12, 2004

                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)

                             Texas 0-4690 74-2126975
     (State or other jurisdiction (Commission file number) (I.R.S. employer of incorporation) identification no.)


                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000


Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))



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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers

     (b) Charles B. Cooper has notified Financial Industries Corporation (the "Company") of his intention to resign from the position of Chief Operating Officer of the Company, effective December 31, 2004, in order to return to his consulting business. Mr. Cooper was appointed to his current position in February 2004, and served as a consultant to the Company from November 2003 to February 2004.

          The Company has commenced a search for a new Chief Operating Officer. Mr. Cooper has requested an earlier departure if a successor is hired prior to the end of the year.



Item 7.01 Regulation FD Disclosure

          A copy of the press release issued by the Company on October 13, 2004, announcing the foregoing information is attached hereto as Exhibit 99.1.



Item 9.01 Financial Statements and Exhibits


          (c) Exhibits.

              Exhibit Number    Description

              99.1 Text of press release of Financial Industries Corporation, dated October 13, 2004.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FINANCIAL INDUSTRIES CORPORATION




Date: October 13, 2004                  By: /s/ J. Bruce Boisture
                                           _____________________________________
                                           President and Chief Executive Officer




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